Exhibit 10.21
                                    AMENDMENT
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT


                  THIS AMENDMENT NO. 1 dated as of November 1, 2000 to the ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") dated as of March 1, 2000 (such agreement as so amended is referred to herein as the "Agreement") between Leucadia Financial Corporation, a Utah corporation ("Leucadia"), HomeFed Corporation, a Delaware corporation ("HomeFed"), HomeFed Resources Corporation, a California corporation ("HomeFed Resources") and HomeFed Communities, Inc., a California corporation ("HomeFed Communities").

                  HomeFed,   HomeFed  Resources  and  HomeFed   Communities  are
referred to herein as the "HomeFed Group."

                  WHEREAS, the directors of HomeFed unaffiliated with Leucadia or its parent company, Leucadia National Corporation, have determined that for reasons of cost savings and otherwise, it is in the best interests of the HomeFed Group to obtain certain services from Leucadia on the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Retention of Leucadia. As of the effective date of this Agreement, Leucadia is retained to provide the services described in this Agreement in consideration of the payment of the compensation described herein.

                  2. Scope of Work. At the request of HomeFed and under the direction of HomeFed, Leucadia shall provide the following administrative services required by the HomeFed Group in connection with the ongoing operation of its businesses:

                  a. Receive, deposit and withdraw certain funds received from the operations of the HomeFed Group;

                  b. Establish and maintain books of account in accordance with generally accepted accounting practices;

                  c. Prepare HomeFed consolidated quarterly unaudited financial statements meeting the requirements of Form 10Q of the Securities and Exchange Commission (the "SEC");

                  d. Provide, to the extent possible and based upon available revenues, for the orderly payment of certain accounts payable incurred by a member of the HomeFed Group;

                  e. Supervise the annual audit of the financial records of each
member  of  the  HomeFed  Group,  and  prepare   consolidated  annual  financial
statements meeting the requirements of Form 10K of the SEC;

                  f. Subject to her election by the Board of Directors of HomeFed, provide the services of Corinne Maki as Secretary and Treasurer. As an officer of HomeFed, Ms. Maki shall be under the direction of the Board of Directors of HomeFed. As Secretary/Treasurer, Ms. Maki shall report to the President of HomeFed;

                  g. Prepare annual income tax returns;

                  h. Provide certain additional administrative services and support as may reasonably be requested by HomeFed.

                  Leucadia shall provide all personnel necessary to carry out the services specified in this Agreement. The number of personnel providing services at any one time and the number of hours such personnel devote to the specified services shall not be fixed and shall at all times be determined by Leucadia in its sole judgment, but shall at all times be adequate to properly and promptly perform and discharge the specified services.

                  3. Compensation. As compensation for the services provided under this Agreement, Leucadia shall be paid at an annual rate of $132,000, payable in monthly installments of $11,000 on the first day of each month, plus any additional amounts that may be agreed upon by HomeFed and Leucadia.

                  4. Term and Termination. The term of this Agreement shall commence on the effective date set forth in the preamble to this Agreement and continue until February 28, 2001, unless extended in writing by mutual agreement of the parties. HomeFed shall have the right to terminate this Agreement, without restriction or penalty, upon 30 days prior written notice to Leucadia. In all events, the provisions of Section 7. "Indemnification" shall survive the termination of this Agreement, whether as a result of the passage of time or the election of HomeFed or otherwise.

                  5. Inspection Rights of HomeFed Group. During the term of this Agreement, each member of the HomeFed Group shall have the right to appoint a person (other than an employee or officer of Leucadia or any of its affiliates) who shall have the right to inspect at reasonable times and upon reasonable notice all books and records maintained by Leucadia pertaining to each member of the HomeFed Group.

                  6. Relationship of Parties. The relationship of Leucadia to each member of the HomeFed Group shall be that of independent contractor and principal. This Agreement does not create an employer/employee relationship, or a partnership, joint venture or other agency relationship between the parties.

                  7. Relationship with HomeFed. At all times, the personnel provided under this Agreement to serve as an officer of HomeFed (the "Designated Officer") shall work under the sole direction and supervision of HomeFed in accordance with the practices and policies of HomeFed. Accordingly, HomeFed shall be fully responsible for the acts and omissions of the Designated Officer within the scope of the services and responsibilities provided in accordance with this Agreement and shall indemnify the Leucadia Parties (as defined herein) therefor. Except to the extent that Leucadia agrees in this Agreement to indemnify the HomeFed Group, no Leucadia Party (as defined herein) shall have or suffer any Damages (as defined herein) as a result of any act or omission, condition or circumstance associated with this Agreement or performance hereunder.

                  8. Indemnification .

                  (a) The HomeFed Group shall indemnify, defend and hold harmless Leucadia, its parent entities and their respective directors, officers, agents and permitted assigns (collectively, the "Leucadia Parties") from and against all liabilities, claims, damages, losses and expenses (including, but not limited to, court costs and reasonable attorneys' fees) (collectively, "Damages") of any kind or nature, to third parties caused by, relating to, or arising in connection with this Agreement, other than as a result of the wilfull misconduct of any of the Leucadia Parties. Not in limitation of the foregoing, HomeFed shall indemnify and hold harmless the Leucadia Parties from and against any Damages arising from any acts or omissions of any and all Designated Officers, as well as from HomeFed's own acts or omissions or violations of law with respect to the Designated Officers.

                  (b) Subject to the limitations contained in this Section, Leucadia shall indemnify, defend and hold harmless the HomeFed Group, its parent entities and their respective directors, officers, agents and permitted assigns (collectively, the "HomeFed Parties") from and against all Damages of any kind or nature, caused by, relating to, or arising in connection with the wilfull misconduct of any of the Leucadia Parties. Leucadia's liability under this Section shall not exceed $228,000.

                  9. Severability. Each provision of this Agreement shall be viewed as separate and divisible, and in the event any provision shall be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall continue in full force and effect.

                  10. Waiver. The waiver by any party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach.

                  11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.


                  12. Assignment. No party hereto shall have the right to assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other parties.

                  13. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom the notice is to be given, or 72 hours after mailing, if mailed to the party to whom notice is to be given by first class mail, postage prepaid and properly addressed to the party at its address set forth on the signature page of this Agreement or any other address that such party may designate by written notice to the other parties.

                  14. Successors and Assigns. Subject to the restrictions on assignment set forth hereinabove, this Agreement shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the parties hereto.





                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, this Agreement has been executed as of the date first hereinabove written.

                             LEUCADIA FINANCIAL CORPORATION, a Utah corporation
                             Address:   529 East South Temple
                                        Salt Lake City, UT  84102


                             By:  /s/ Joseph A. Orlando
                             Name:    Joseph A. Orlando
                             Title:   Vice President

                             HOMEFED CORPORATION, a Delaware corporation
                             Address: 1903 Wright Place, Suite 220
                                      Carlsbad, CA 92008


                              By: /s/ Paul J. Borden
                              Name:   Paul J. Borden
                              Title:  President

                              HOMEFED RESOURCES CORPORATION, a California corporation
                              Address: 1903 Wright Place, Suite 220
                                       Carlsbad, CA 92008

                              By: /s/ Paul J. Borden
                              Name:   Paul J. Borden
                              Title:  President


                              HOMEFED COMMUNITIES, INC., a California
                              corporation
                              Address: 1903 Wright Place, Suite 220
                                       Carlsbad, CA 92008

                              By: /s/ Paul J. Borden
                              Name:   Paul J. Borden
                              Title:  President

                                                                   Exhibit 10.22

                                    AMENDMENT
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT


                  THIS AMENDMENT NO. 2 dated as of February 28, 2001 to the ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") dated as of March 1, 2000 (such agreement as so amended is referred to herein as the "Agreement") between Leucadia Financial Corporation, a Utah corporation ("Leucadia"), HomeFed Corporation, a Delaware corporation ("HomeFed"), HomeFed Resources Corporation, a California corporation ("HomeFed Resources") and HomeFed Communities, Inc., a California corporation ("HomeFed Communities").

                  HomeFed,   HomeFed  Resources  and  HomeFed   Communities  are
referred to herein as the "HomeFed Group."

                  WHEREAS, the directors of HomeFed unaffiliated with Leucadia or its parent company, Leucadia National Corporation, have determined that for reasons of cost savings and otherwise, it is in the best interests of the HomeFed Group to obtain certain services from Leucadia on the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Retention of Leucadia. As of the effective date of this Agreement, Leucadia is retained to provide the services described in this Agreement in consideration of the payment of the compensation described herein.

                  2. Scope of Work. At the request of HomeFed and under the direction of HomeFed, Leucadia shall provide the following administrative services required by the HomeFed Group in connection with the ongoing operation of its businesses:

                  a. Receive, deposit and withdraw certain funds received from the operations of the HomeFed Group;

                  b. Establish and maintain books of account in accordance with generally accepted accounting practices;

                  c. Prepare HomeFed consolidated quarterly unaudited financial statements meeting the requirements of Form 10Q of the Securities and Exchange Commission (the "SEC");

                  d. Provide, to the extent possible and based upon available revenues, for the orderly payment of certain accounts payable incurred by a member of the HomeFed Group;

                  e. Supervise the annual audit of the financial records of each
member  of  the  HomeFed  Group,  and  prepare   consolidated  annual  financial
statements meeting the requirements of Form 10K of the SEC;

                  f. Subject to her election by the Board of Directors of HomeFed, provide the services of Corinne Maki as Secretary and Treasurer. As an officer of HomeFed, Ms. Maki shall be under the direction of the Board of Directors of HomeFed. As Secretary/Treasurer, Ms. Maki shall report to the President of HomeFed;

                  g. Prepare annual income tax returns;

                  h. Provide certain additional administrative services and support as may reasonably be requested by HomeFed.

Leucadia shall provide all personnel necessary to carry out the services specified in this Agreement. The number of personnel providing services at any one time and the number of hours such personnel devote to the specified services shall not be fixed and shall at all times be determined by Leucadia in its sole judgment, but shall at all times be adequate to properly and promptly perform and discharge the specified services.

                  3. Compensation. As compensation for the services provided under this Agreement, Leucadia shall be paid at an annual rate of $132,000, payable in monthly installments of $11,000 on the first day of each month through February 28, 2001 and thereafter at an annual rate of $102,000, payable in monthly installments of $8,500 on the first day of each month, plus any additional amounts that may be agreed upon by HomeFed and Leucadia.

                  4. Term and Termination. The term of this Agreement shall commence on the effective date set forth in the preamble to this Agreement and continue until December 31, 2001, unless extended in writing by mutual agreement of the parties. HomeFed shall have the right to terminate this Agreement, without restriction or penalty, upon 30 days prior written notice to Leucadia. In all events, the provisions of Section 7. "Indemnification" shall survive the termination of this Agreement, whether as a result of the passage of time or the election of HomeFed or otherwise.

                  5. Inspection Rights of HomeFed Group. During the term of this Agreement, each member of the HomeFed Group shall have the right to appoint a person (other than an employee or officer of Leucadia or any of its affiliates) who shall have the right to inspect at reasonable times and upon reasonable notice all books and records maintained by Leucadia pertaining to each member of the HomeFed Group.

                  6. Relationship of Parties. The relationship of Leucadia to each member of the HomeFed Group shall be that of independent contractor and principal. This Agreement does not create an employer/employee relationship, or a partnership, joint venture or other agency relationship between the parties.

                  7. Relationship with HomeFed. At all times, the personnel provided under this Agreement to serve as an officer of HomeFed (the "Designated Officer") shall work under the sole direction and supervision of HomeFed in accordance with the practices and policies of HomeFed. Accordingly, HomeFed shall be fully responsible for the acts and omissions of the Designated Officer within the scope of the services and responsibilities provided in accordance with this Agreement and shall indemnify the Leucadia Parties (as defined herein) therefor. Except to the extent that Leucadia agrees in this Agreement to indemnify the HomeFed Group, no Leucadia Party (as defined herein) shall have or suffer any Damages (as defined herein) as a result of any act or omission, condition or circumstance associated with this Agreement or performance hereunder.

                  8. Indemnification .

                  (a) The HomeFed Group shall indemnify, defend and hold harmless Leucadia, its parent entities and their respective directors, officers, agents and permitted assigns (collectively, the "Leucadia Parties") from and against all liabilities, claims, damages, losses and expenses (including, but not limited to, court costs and reasonable attorneys' fees) (collectively, "Damages") of any kind or nature, to third parties caused by, relating to, or arising in connection with this Agreement, other than as a result of the wilfull misconduct of any of the Leucadia Parties. Not in limitation of the foregoing, HomeFed shall indemnify and hold harmless the Leucadia Parties from and against any Damages arising from any acts or omissions of any and all Designated Officers, as well as from HomeFed's own acts or omissions or violations of law with respect to the Designated Officers.

                  (b) Subject to the limitations contained in this Section, Leucadia shall indemnify, defend and hold harmless the HomeFed Group, its parent entities and their respective directors, officers, agents and permitted assigns (collectively, the "HomeFed Parties") from and against all Damages of any kind or nature, caused by, relating to, or arising in connection with the wilfull misconduct of any of the Leucadia Parties. Leucadia's liability under this Section shall not exceed the annual amount received by Leucadia hereunder.

                  9. Severability. Each provision of this Agreement shall be viewed as separate and divisible, and in the event any provision shall be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall continue in full force and effect.

                  10. Waiver. The waiver by any party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach.

                  11.  Governing  Law.  This  Agreement  shall be  construed  in
accordance   with  and   governed  by  the  laws  of  the  State  of  New  York.

                  12. Assignment. No party hereto shall have the right to assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other parties.

                  13. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom the notice is to be given, or 72 hours after mailing, if mailed to the party to whom notice is to be given by first class mail, postage prepaid and properly addressed to the party at its address set forth on the signature page of this Agreement or any other address that such party may designate by written notice to the other parties.

                  14. Successors and Assigns. Subject to the restrictions on assignment set forth hereinabove, this Agreement shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the parties hereto.




                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, this Agreement has been executed as of the date first hereinabove written.

                             LEUCADIA FINANCIAL CORPORATION, a Utah corporation
                             Address:  529 East South Temple
                                       Salt Lake City, UT  84102


                             By:      /s/   Joseph A. Orlando
                                      ---------------------------
                             Name:    Joseph A. Orlando
                             Title:   Vice President

                             HOMEFED CORPORATION, a Delaware corporation
                             Address: 1903 Wright Place, Suite 220
                                      Carlsbad, CA 92008


                             By:      /s/   Paul J. Borden
                                      -------------------------------
                             Name:    Paul J. Borden
                             Title:   President

                             HOMEFED RESOURCES CORPORATION, a California corporation
                             Address: 1903 Wright Place, Suite 220
                                      Carlsbad, CA 92008

                             By:  /s/ Paul J. Borden
                                      -------------------------------
                             Name:    Paul J. Borden
                             Title:   President


                             HOMEFED COMMUNITIES, INC., a California
                                   corporation
                             Address: 1903 Wright Place, Suite 220
                                      Carlsbad, CA 92008

                             By:      /s/   Paul J. Borden
                                      -------------------------------
                             Name:    Paul J. Borden
                             Title:   President

                                                                   Exhibit 10.23
                         LEUCADIA FINANCIAL CORPORATION
                              529 EAST SOUTH TEMPLE
                           SALT LAKE CITY, UTAH 84102

                                   LINE LETTER

                                                     Dated as of March 1, 2001

HomeFed Corporation
1903 Wright Place
Suite 220
Carlsbad, CA 92008

Ladies and Gentlemen:

                  Leucadia Financial Corporation ("Leucadia") hereby confirms that it is holding available for HomeFed Corporation, a Delaware corporation (the "Company"), subject to the restrictions outlined below and in the Term Note (as defined below), a line of credit for the purpose of funding proposed business projects, (i) which projects are satisfactory to and have been approved in advance in writing by Leucadia in its sole discretion, and (ii) for which Company has submitted to Leucadia business plans, projections, and any other documentation reasonably requested by Leucadia. So long as said line is not cancelled as hereinafter provided, credit shall be available, from the date hereof, in the amount of $3,000,000.00. Any drawing by you hereunder shall only be made in writing signed by your President, Paul J. Borden, or your Controller, Erin N. Ruhe. Such draw shall be mailed to us at the address written above, attention: Corinne A. Maki, or sent by facsimile to us at 801-524-1761, attention: Corinne A. Maki, no later than 10:00 A.M. (Salt Lake City time) on the date of such draw. Any requests received after such time will be considered to have been made on the following date.

                  Any loans made by Leucadia under this line of credit shall be evidenced by the Company's term note substantially in the form of Exhibit A attached hereto (the "Term Note"), executed by a duly authorized officer of the Company, which shall represent the Company's obligation to pay the principal amount of $3,000,000.00 or, if greater or less, the aggregate unpaid principal amount of all loans made by Leucadia under this line of credit, with interest thereon. The date and amount of any borrowing from Leucadia under this line of credit and each payment of principal in respect thereof shall be (i) endorsed by Leucadia at the date thereof on the schedule annexed to and made a part of the Term Note, which endorsement shall constitute a part of the Term Note, or (ii) recorded on the books and records of Leucadia (provided such entries shall be endorsed on the schedule annexed thereto prior to any negotiation thereof). Any endorsement on the schedule annexed hereto or record of borrowing or payment of principal on the books and records of Leucadia, in either case, shall constitute prima facie evidence of the accuracy of the information endorsed or recorded, as the case may be. As set forth therein, the Term Note shall bear interest (based upon the principal amount then outstanding) at a rate per annum equal to ten percent (10.00%) (calculated on the basis of a 360 day year for the actual number of days elapsed). The Term Note may be prepaid, in whole or in part, at any time without premium or penalty.

                  The Company agrees to pay to Leucadia a quarterly commitment fee in an amount equal to the average of the daily excess of $3,000,000.00 over the aggregate principal amount of loans outstanding multiplied by 0.375% per annum, calculated on the basis of a 360 day year for the actual number of days elapsed, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of any year, commencing on March 31, 2001 and ending on the Maturity Date.

                  This credit facility will remain available until the first to occur of: (i) written cancellation by the Company; (ii) written cancellation by Leucadia after the occurrence of an Event of Default as defined in the Term Note; or (iii) written notice by Leucadia given any time after February 28, 2002. No other document shall evidence the indebtedness to Leucadia which may be created pursuant to the terms of this Line Letter, other than the Term Note.

                  This  Line  Letter  shall  be  governed  by,   construed   and
interpreted in accordance with the laws of the State of New York.

                                   Very truly yours,

                                   LEUCADIA FINANCIAL CORPORATION

                                    By:/s/  Joseph A. Orlando
                                    -----------------------------------
                                    Name:   Joseph A. Orlando
                                    Title:  Vice President

Agreed and Accepted as of March 1, 2001.

HOMEFED CORPORATION

By:      /s/   Paul J. Borden
         --------------------------------------------
Name:    Paul J. Borden
Title:   President

                                                                       Exhibit A

                                    TERM NOTE

$3,000,000.00                                                       Carlsbad, CA

                                                       Dated as of March 1, 2001



                  FOR VALUE RECEIVED, the undersigned, HomeFed Corporation, a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of Leucadia Financial Corporation, a Utah corporation ("Leucadia"), at c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010, on the Maturity Date (as defined below) and in the manner set forth below, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THREE MILLION DOLLARS ($3,000,000.00) or (b) if greater or less, the aggregate unpaid principal amount of all loans made by Leucadia to the Company pursuant to the Line Letter hereinafter referred to. The Company further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding, until paid in full (both before and after judgment), at a rate per annum equal to ten percent (10.00%) (calculated on the basis of a 360 day year for the actual number of days elapsed). Interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing on March 31, 2001, and shall accrue on all unpaid principal amounts and will be payable in the manner set forth in this Note. The holder of this Note is authorized to (i) endorse the date and amount of each loan pursuant to the Line Letter and each principal payment with respect thereto on the schedule annexed hereto and made a part hereof, or (ii) record on its books and records each loan pursuant to the Line Letter and each principal payment with respect thereto (provided such entries shall be endorsed on the schedule annexed hereto prior to any negotiation hereof), which endorsement or entry on the books and records of the holder hereof shall constitute prima facie evidence of the accuracy of the information endorsed or recorded, as the case may be.

                  This Note is the Term Note referred to in the Line Letter dated of even date herewith from Leucadia to the Company and is entitled to the benefits and obligations thereof. This Note shall have a term of one (1) year from the date hereof (the "Maturity Date") and principal and interest due on this Note shall be payable at the Maturity Date. This Note may be prepaid in whole or in part, at any time without premium or penalty, but with interest on the amount prepaid.

                  Upon the happening of an Event of Default (as defined below) Leucadia may declare the entire unpaid balance of the amount owed by the Company under this Note, together with all accrued and unpaid interest, to be immediately due and payable. An "Event of Default" shall mean the commencement by or against the Company of any proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law seeking to adjudicate the Company bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Company or its debts, or seeking the entry of an order for relief or the appointment of a receiver, liquidator, assignee, trustee, sequestrator, agent or custodian (or other similar official) for it or any substantial part of its property, and relief against it is ordered in such proceeding or in the event the appointment or petition is not contested by the Company.

                  The Company, for itself and all other persons who now are or who may become liable for the payment of all or any part of the obligations evidenced by this Note, jointly, severally and irrevocably, hereby waive presentment for payment, demand, protest, notice of protest, notice of dishonor and any and all other notices and demands whatsoever.

                  This Note shall be governed by, construed and interpreted in accordance with the laws of the State of New York.

                                            HOMEFED CORPORATION



                                            By: /s/  Paul J. Borden
                                            ------------------------------------
                                            Name:    Paul J. Borden
                                            Title:   President

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                               UNDER THE TERM NOTE
                                    ISSUED TO
                         LEUCADIA FINANCIAL CORPORATION
                                       BY
                               HOMEFED CORPORATION

                                 Amount                  Amount                 Unpaid
                                   of                      Of                  Principal              Notation
          Date                    Loan               Principal Paid             Balance                Made By
          ----                    ----               --------------             -------                -------

       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ----------              ----------              ----------             ----------             ----------


                                                     TERM NOTE

$3,000,000.00                                                      Carlsbad, CA

                                                      Dated as of March 1, 2001



                  FOR VALUE RECEIVED, the undersigned, HomeFed Corporation, a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of Leucadia Financial Corporation, a Utah corporation ("Leucadia"), at c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010, on the Maturity Date (as defined below) and in the manner set forth below, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THREE MILLION DOLLARS ($3,000,000.00) or (b) if greater or less, the aggregate unpaid principal amount of all loans made by Leucadia to the Company pursuant to the Line Letter hereinafter referred to. The Company further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding, until paid in full (both before and after judgment), at a rate per annum equal to ten percent (10.00%) (calculated on the basis of a 360 day year for the actual number of days elapsed). Interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing on March 31, 2001, and shall accrue on all unpaid principal amounts and will be payable in the manner set forth in this Note. The holder of this Note is authorized to (i) endorse the date and amount of each loan pursuant to the Line Letter and each principal payment with respect thereto on the schedule annexed hereto and made a part hereof, or (ii) record on its books and records each loan pursuant to the Line Letter and each principal payment with respect thereto (provided such entries shall be endorsed on the schedule annexed hereto prior to any negotiation hereof), which endorsement or entry on the books and records of the holder hereof shall constitute prima facie evidence of the accuracy of the information endorsed or recorded, as the case may be.

                  This Note is the Term Note referred to in the Line Letter dated of even date herewith from Leucadia to the Company and is entitled to the benefits and obligations thereof. This Note shall have a term of one (1) year from the date hereof (the "Maturity Date") and principal and interest due on this Note shall be payable at the Maturity Date. This Note may be prepaid in whole or in part, at any time without premium or penalty, but with interest on the amount prepaid.

                  Upon the happening of an Event of Default (as defined below) Leucadia may declare the entire unpaid balance of the amount owed by the Company under this Note, together with all accrued and unpaid interest, to be immediately due and payable. An "Event of Default" shall mean the commencement by or against the Company of any proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law seeking to adjudicate the Company bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Company or its debts, or seeking the entry of an order for relief or the appointment of a receiver, liquidator, assignee, trustee, sequestrator, agent or custodian (or other similar official) for it or any substantial part of its property, and relief against it is ordered in such proceeding or in the event the appointment or petition is not contested by the Company.

                  The Company, for itself and all other persons who now are or who may become liable for the payment of all or any part of the obligations evidenced by this Note, jointly, severally and irrevocably, hereby waive presentment for payment, demand, protest, notice of protest, notice of dishonor and any and all other notices and demands whatsoever.

                  This Note shall be governed by, construed and interpreted in accordance with the laws of the State of New York.

                                             HOMEFED CORPORATION



                                             By: /s/  Paul J. Borden
                                                 ------------------------------
                                             Name:    Paul J. Borden
                                             Title:   President

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                               UNDER THE TERM NOTE
                                    ISSUED TO
                         LEUCADIA FINANCIAL CORPORATION
                                       BY
                               HOMEFED CORPORATION

                                 Amount                  Amount                 Unpaid
                                   of                      Of                  Principal              Notation
          Date                    Loan               Principal Paid             Balance                Made By
          ----                    ----               --------------             -------                -------

       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ==========              ==========              ==========             ==========             ==========
       ----------              ----------              ----------             ----------             ----------